UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): December 16, 2024

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR 97756
(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On December 16, 2024, Greg Aydelott, the Chief Financial Officer of Expion360 Inc. (the “Company”), notified the Company that he is resigning from his role effective December 31, 2024, due to family health concerns. Mr. Aydelott will remain with the Company in a consulting role on an ongoing basis.

Appointment of Interim Chief Financial Officer

In connection with Mr. Aydelott’s resignation, on December 20, 2024, the Company’s Board of Directors (the “Board”) appointed Brian Schaffner, who currently serves as the Company’s Chief Executive Officer and as a member of the Board, to serve as the Company’s interim Chief Financial Officer effective immediately upon Mr. Aydelott’s resignation. In this role, Mr. Schaffner will serve as the Company’s principal financial officer and principal accounting officer (in addition to serving as the Company’s principal executive officer).

Information regarding Mr. Schaffner’s business experience is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 3, 2024.

There are no arrangements or understandings between Mr. Schaffner and any other person pursuant to which he was selected to temporarily assume the responsibilities of Chief Financial Officer. There are no family relationships between Mr. Schaffner and any director or executive officer of the Company, nor any relationships required to be reported pursuant to Item 404(a) of Regulations S-K. Mr. Schaffner will not initially receive any additional compensation in connection with serving as interim Chief Financial Officer.

Item 7.01.	Regulation FD Disclosure.

On December 20, 2024, the Company issued a press release announcing Mr. Aydelott’s resignation and Mr. Schaffner’s appointment as discussed in Item 5.02 herein. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.

The information provided in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 20, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: December 20, 2024	By:	/s/ Brian Schaffner
	Name:	Brian Schaffner
	Title:	Chief Executive Officer